FIDELITY SECURITY LIFE INSURANCE COMPANY

LPLA SEPARATE ACCOUNT ONE

Financial Statements

December 31, 2023

(With Independent Auditor’s Report)

LaPorte, APAC 5100 Village Walk | Suite 300 Covington, LA 70433 985.892.5850 | Fax 985.892.5956 LaPorte.com

Independent Auditor’s Report

To the Board of Directors of

Fidelity Security Life Insurance Company

LPLA Separate Account One

Opinion on the Financial Statements

We have audited the accompanying financial statements of Fidelity Security Life Insurance Company LPLA Separate Account One (the Separate Account) (composed of the individual subaccounts as indicated in Note 1 to the financial statements), which comprise the statements of net assets as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the related statements of changes in net assets for the years ended December 31, 2023 and 2022, the related notes to the financial statements and the financial highlights.

In our opinion, the accompanying financial statements and financial highlights present fairly, in all material respects, the financial positions of the subaccounts constituting the Separate Account as of December 31, 2023, and the results of their operations for the year then ended, and changes in their net assets for the years ended December 31, 2023 and 2022, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Separate Account and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Separate Account’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

LOUISIANA • TEXAS

An Independently Owned Member, RSM US Alliance

RSM US Alliance member firms are separate and independent businesses and legal entities that are responsible for their own acts and omissions, and each is separate and independent from RSM US LLP. RSM US LLP is the U.S. member firm of RSM International, a global network of independent audit, tax, and consulting firms. Members of RSM US Alliance have access to RSM International resources through RSM US LLP but are not member firms of RSM International.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Separate Account’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

A Professional Accounting Corporation

Covington, LA
April 23, 2024

FIDELITY SECURITY LIFE INSURANCE COMPANY

LPLA SEPARATE ACCOUNT ONE

Statements of Net Assets

December 31, 2023

		Morgan Stanley		Invesco	Federated Hermes		MFS				DWS
		VIF Global Strategist I	Emerging Markets Equity I	High Yield I	US Gov’t Secs II	Government Money Fund II	Total Return Series	New Discovery Series	VIT Value Series	Massachusetts Investors Growth Stock Portfolio	Deutsche Equity 500 Index	Total
Assets:
Morgan Stanley:
VIF Global Strategist I - 2,113 Shares at $8.57 per share (Cost $18,851)		$18,105	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 18,105
Emerging Markets Equity I - 5,262 Shares at $12.90 per share (Cost $72,715)		—	67,884	—	—	—	—	—	—	—	—	67,884
Invesco:
High Yield I - 844 Shares at $4.69 per share (Cost $4,279)		—	—	3,957	—	—	—	—	—	—	—	3,957
Federated Hermes:
U.S. Gov’t. Secs II - 4,019 Shares at $9.35 per share (Cost $43,319)		—	—	—	37,582	—	—	—	—	—	—	37,582
Government Money Fund II - 767 Shares at $1 per share (Cost $767)		—	—	—	—	767	—	—	—	—	—	767
MFS:
Total Return Series - 23,492 Shares at $23.26 per share (Cost $533,320)		—	—	—	—	—	546,429	—	—	—	—	546,429
New Discovery Series - 28,949 Shares at $12.94 per share (Cost $499,562)		—	—	—	—	—	—	374,602	—	—	—	374,602
VIT Value Series - 26,570 Shares at 21.27 per share (Cost $515,745)		—	—	—	—	—	—	—	565,147	—	—	565,147
Massachusetts Investors Growth Stock Portfolio - 17,902 Shares at $22.63 per share (Cost $362,211)		—	—	—	—	—	—	—	—	405,119	—	405,119
DWS:
Deutsche Equity 500 Index - 4,840 Shares at $26.97 per share (Cost $95,909)		—	—	—	—	—	—	—	—	—	130,534	130,534

	Total Assets	18,105	67,884	3,957	37,582	767	546,429	374,602	565,147	405,119	130,534	2,150,126
Liabilities:
M&E Fees Payable		14	50	1	28	1	404	281	420	308	99	1,606

	Net Assets	$18,091	$67,834	$3,956	$37,554	$766	$546,025	$374,321	$564,727	$404,811	$130,435	$ 2,148,520

See independent auditor’s report and notes to financial statements.

FIDELITY SECURITY LIFE INSURANCE COMPANY

LPLA SEPARATE ACCOUNT ONE

Statements of Operations

December 31, 2023

	Morgan Stanley		Invesco	Federated Hermes		MFS				DWS
	VIF Global Strategist I	Emerging Markets Equity I	High Yield I	US Gov’t Secs II	Government Money Fund II	Total Return Series	New Discovery Series	VIT Value Series	Massachusetts Investors Growth Stock Portfolio	Deutsche Equity 500 Index	Total
Income:
Dividends	$607	$1,037	$200	$919	$34	$11,408	$—	$9,744	$1,306	$1,677	$26,932
Expenses:
Mortality and expense risk charges	(525)	(984)	(24)	(550)	(14)	(8,300)	(5,287)	(8,894)	(6,603)	(1,864)	(33,045)

Net investment income (loss)	82	53	176	369	20	3,108	(5,287)	850	(5,297)	(187)	(6,113)

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(6,030)	(1,716)	(231)	(146)	—	11,161	(2,689)	12,138	19,662	3,828	35,977
Capital gain distributions	—	1,123	—	—	—	23,760	—	40,957	22,592	6,329	94,761

Net realized gains (losses) on investments	(6,030)	(593)	(231)	(146)	—	34,921	(2,689)	53,095	42,254	10,157	130,738

Changes in unrealized appreciation (depreciation) of investments	8,704	6,887	480	744	—	6,240	50,301	(22,320)	44,985	16,292	112,313

Net increase (decrease) in net assets from operations	$2,756	$6,347	$425	$967	$20	$44,269	$42,325	$31,625	$81,942	$26,262	$236,938

See independent auditor’s report and notes to financial statements.

Fidelity Security Life Insurance Company

LPLA Separate Account One

Statements of Changes in Net Assets

Year Ended December 31, 2023

	Morgan Stanley		Invesco	Federated Hermes		MFS				DWS
	VIF Global Strategist I	Emerging Markets Equity I	High Yield I	US Gov’t Secs II	Government Money Fund II	Total Return Series	New Discovery Series	VIT Value Series	Massachusetts Investors Growth Stock Portfolio	Deutsche Equity 500 Index	Total
Operations:
Net investment income (loss)	$82	$53	$176	$369	$20	$3,108	$(5,287)	$850	$(5,297)	$(187)	$(6,113)
Net realized gains (losses) on investments	(6,030)	(593)	(231)	(146)	—	34,921	(2,689)	53,095	42,254	10,157	130,738
Net change in unrealized appreciation
(depreciation) on investments	8,704	6,887	480	744	—	6,240	50,301	(22,320)	44,985	16,292	112,313

Net increase (decrease) in net assets from operations	2,756	6,347	425	967	20	44,269	42,325	31,625	81,942	26,262	236,938

Contract related transactions:
Transfers in from net premiums	—	—	—	—	—	—	—	—	—	—	—
Transfers out from contract related transactions	(23,507)	(7,860)	(1,698)	—	—	(50,331)	(1,494)	(86,696)	(85,830)	(6,420)	(263,836)
Transfers between separate account investment portfolios	—	—	—	—	—	—	—	—	—	—	—
Transfers out from contract maintenance charges	(52)	(14)	(7)	(7)	(7)	(212)	(214)	(296)	(192)	(101)	(1,102)
Other transfers	—	—	—	—	—	—	—	—	—	—	—

Net increase (decrease) in net assets derived from contract related transactions	(23,559)	(7,874)	(1,705)	(7)	(7)	(50,543)	(1,708)	(86,992)	(86,022)	(6,521)	(264,938)

Net increase (decrease) in net assets	(20,803)	(1,527)	(1,280)	960	13	(6,274)	40,617	(55,367)	(4,080)	19,741	(28,000)
Net Assets, Beginning of Year	38,894	69,361	5,236	36,594	753	552,299	333,704	620,094	408,891	110,694	2,176,520

Net Assets, End of Year	$18,091	$67,834	$3,956	$37,554	$766	$546,025	$374,321	$564,727	$404,811	$130,435	$2,148,520

See independent auditor’s report and notes to financial statements.

Fidelity Security Life Insurance Company

LPLA Separate Account One

Statements of Changes in Net Assets

Year Ended December 31, 2022

	Morgan Stanley		Invesco	Federated Hermes		MFS				DWS
	VIF Global Strategist I	Emerging Markets Equity I	High Yield I	US Gov’t Secs II	Government Money Fund II	Total Return Series	New Discovery Series	VIT Value Series	Massachusetts Investors Growth Stock Portfolio	Deutsche Equity 500 Index	Total
Operations:
Net investment income (loss)	$(595)	$(732)	$225	$148	$(2)	$1,472	$(5,178)	$(523)	$(5,807)	$(231)	$(11,223)
Net realized gains (losses) on investments	7,378	6,866	(6)	(114)	—	71,947	111,638	56,706	65,276	14,168	333,859
Net change in unrealized appreciation (depreciation) on investments	(15,468)	(30,900)	(803)	(5,922)	—	(142,993)	(263,828)	(110,763)	(167,380)	(41,983)	(780,040)

Net increase (decrease) in net assets from operations	(8,685)	(24,766)	(584)	(5,888)	(2)	(69,574)	(157,368)	(54,580)	(107,911)	(28,046)	(457,404)

Contract related transactions:
Transfers in from net premiums	—	—	—	—	—	—	—	—	—	—	—
Transfers out from contract related transactions	(324)	(604)	—	(33)	—	(41,392)	(24,185)	(89,398)	(19,815)	(10,614)	(186,365)
Transfers between separate account investment portfolios	—	—	—	—	—	433	(3,086)	2,653	—	—	—
Transfers out from contract maintenance charges	(49)	(18)	(7)	—	(11)	(126)	(212)	(246)	(167)	(65)	(901)
Other transfers	—	—	—	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets derived from contract related transactions	(373)	(622)	(7)	(33)	(11)	(41,085)	(27,483)	(86,991)	(19,982)	(10,679)	(187,266)

Net increase (decrease) in net assets	(9,058)	(25,388)	(591)	(5,921)	(13)	(110,659)	(184,851)	(141,571)	(127,893)	(38,725)	(644,670)
Net Assets, Beginning of Year	47,952	94,749	5,827	42,515	766	662,958	518,555	761,665	536,784	149,419	2,821,190

Net Assets, End of Year	$38,894	$69,361	$5,236	$36,594	$753	$552,299	$333,704	$620,094	$408,891	$110,694	$2,176,520

See independent auditor’s report and notes to financial statements.

FIDELITY SECURITY LIFE INSURANCE COMPANY

LPLA SEPARARTE ACCOUNT ONE

Notes to Financial Statements

December 31, 2023

Note 1. Organization

The Fidelity Security Life Insurance Company LPLA Separate Account One (the Separate Account), which is not currently being marketed, is a segregated investment account of Fidelity Security Life Insurance Company (the Company). The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was purchased in September of 2003 through an agreement with London Pacific Life and Annuity Company, which was in receivership at the time. Since November of 2003, all activity in the account has been the responsibility of the Company; however, there has been no additional investors in the account as it has been frozen since it went into receivership in 2002.

The contract has 10 investment choices, each with a unique investment objective. They are as follows:

Fund	Fund Objective
Morgan Stanley:
VIF Global Strategist I	The fund seeks total return.
Emerging Markets Equity I	The fund seeks long-term capital appreciation by
investing primarily in growth-oriented equity
securities of large-capitalization companies.

Invesco:
High Yield I	The fund seeks total return through growth of
capital and current income.

Federated Hermes:
U.S. Gov’t Securities Fund II	The fund’s investment objective is to provide
current income.
Government Money Fund II	The fund is a money market fund that seeks to
maintain a stable net asset value (NAV) of $1.00
per share. The fund’s investment objective is to
provide current income consistent with stability
of principal and liquidity.

MFS:
Total Return Series	The fund seeks total return.
New Discovery Series	The fund seeks capital appreciation.
VIT Value Series	The fund seeks capital appreciation.
Mass Investors Growth Stock Portfolio	The fund seeks long-term capital growth and
future income.

DWS:

Deutsche Equity 500 Index	The fund seeks to replicate, as closely as possible,
before the deduction of expenses, the
performance of the Standard & Poor’s 500
Composite Stock Price Index (S&P 500), which
emphasizes stocks of large U.S. Companies.

Note 2. Summary of Significant Accounting Policies

(a)	Basis of Presentation

The financial statements have been prepared with U.S. generally accepted accounting principles (GAAP). The Separate Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies.

(b)	Investment Valuation

Investments in mutual fund shares are stated at fair value, which is the closing net asset value per share of the underlying fund.

(c)	Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. The cost of investments sold, and the corresponding capital gains and losses are determined on a specific-identification basis. Interest and dividend income and capital gains distributions paid by the funds to the Separate Account are reinvested in additional shares of each respective subaccount and are allocated to the contracts on each valuation date based on each individual annuity contract’s pro rate share of the net assets of the investment option as of the beginning of the valuation date.

(d)	Unit Valuations

Every business day, the value of the accumulation unit is determined after the New York Stock Exchange closes. The value is determined by computing the change in the published net asset value for the investment option from the previous day to the current business day; subtracting any charges, including the product expense charge and any taxes; and multiplying the previous business day’s accumulation unit value by this result.

(e)	Federal Income Tax

The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code. The operations of the Separate Account, including its portfolios, are part of the total operations of the Company and are not taxed as a separate entity. Under federal income tax law, net investment income and realized gains (losses) are retained in the Separate Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

Accounting principles generally accepted in the United States of America provide accounting and disclosure guidance about positions taken by an entity in its tax returns that might be uncertain. The Separate Account believes that it has appropriate support for any tax positions taken, and as such, does not have any uncertain tax positions that are material to the financial statements.

Penalties and interest assessed by income tax authorities, if any, would be included in administrative expenses.

(f)	Risks and Uncertainties

Certain risks and uncertainties are inherent to the Separate Account’s day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Separate Account’s method for mitigating risks, are presented below and throughout notes to the financial statements.

(g)	Investments

The Separate Account invests in mutual fund shares and, as such, is exposed to the same risks as the underlying mutual funds, such as interest rate and market and credit risks. Due to the level of risk associated with these investments in mutual funds, it is at least reasonably possible that changes in the values of the underlying funds will occur in the near term and that such changes could materially affect policyholders’ account balances and the amounts reported in the statements of net assets.

(h)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

(i)	Statement of Cash Flows

The Separate Account has elected not to provide a statement of cash flows as permitted by GAAP, as all the following conditions have been met:

•	During the year, substantially all of the Separate Account’s investments were categorized as Level 1 in the fair value hierarchy;

•	Substantially all of the Separate Account’s investments are carried at fair value;

•	The Separate Account had little or no debt during the year; and

•	The Separate Account financial statements include statements of changes in net assets.

(j)	Subsequent Events

All the effects of subsequent events that provide additional evidence about conditions that existed at the statements of net assets date, including the estimates inherent in the process of preparing financial statements, are recognized in the financial statements. The Company does not recognize subsequent events that provide evidence about conditions that did not exist at the statements of net assets date but arose after, but before the financial statements are available to be issued. In some cases, non-recognized subsequent events are disclosed to keep the financial statements from being misleading.

Subsequent events have been evaluated through April 23, 2024, which is the date that the financial statements were available to be issued.

Note 3. Fair Value

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Separate Account utilizes valuation techniques to maximize the use of observable inputs and minimize the use of unobservable inputs. Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability.

Assets and liabilities recorded at fair value are categorized within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1:	Quoted market prices in active markets for identical assets or liabilities

Level 2:	Observable market-based inputs or unobservable inputs that are corroborated by market data

Level 3:	Unobservable inputs that are not corroborated by market data

On December 31, 2023, the only assets of each subaccount were investments in shares of open-end mutual funds that are actively traded. Accordingly, as of December 31, 2023, all investments of each subaccount were classified as Level 1 under the disclosure hierarchy.

The Separate Account believes its valuation and methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of investments could result in a different fair value measurement at the reporting date. There have been no changes in the methodologies used during the year ended December 31, 2023.

Note 4. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investment options for the year ended December 31, 2023, and 2022 were as follows:

	2023		2022
	Purchases	Sales	Purchases	Sales
Morgan Stanley:
VIF Global Strategist I	$—	$23,559	$—	$373
Emerging Markets Equity I	—	7,874	—	622
Invesco:
High Yield I	—	1,705	—	7
Federated Hermes:
U.S. Gov’t Secs Fund II	—	7	—	33
Government Money Fund II	—	7	—	11
MFS:
Total Return Series	—	50,543	433	41,518
New Discovery Series	—	1,708	—	27,483
VIT Value Series	—	86,992	2,653	89,644
Mass Investors Growth Stock Portfolio	—	86,022	—	19,982
DWS:
Deutsche Equity 500 Index	—	6,521	—	10,679

	$—	$264,938	$3,086	$190,352

Note	5. Expenses and Related Party Transactions

Each day, the Company makes a deduction from the Separate Account for a mortality and expense risk charge. This charge is for all insurance benefits (that is, guarantee of annuity rates, the death benefit) and for assuming the risk that current charges will be insufficient to cover the cost of administering the Separate Account. The product expense charge is assessed based on the daily unit values of the contract holder’s portion of the assets in the Separate Account. The assessments are 1.5% on an annual basis.

This charge cannot be increased and could be reduced if sales of the contract is made to individuals or to a group of individuals in such a manner that results in a reduction of the Company’s administrative costs or other savings.

Additionally, a $36 fee is assessed annually on the anniversary of all contracts where the total anniversary value is less than $50,000. This charge, referred to contractually as a contract maintenance charge, is not assessed on those contracts worth $50,000 or more on a given anniversary. If, in subsequent years, the policy anniversary value falls below the threshold, the fee will be assessed on that anniversary.

The Company also has the contractual right to assess a transfer charge for each transfer during the accumulation phase of more than 12 transfers during a contract year. Currently, such charges are not being assessed.

Note	6. Change in Units Outstanding

The change in units outstanding for the years ended December 31, 2023, and 2022 was as follows:

	2023			2022
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Morgan Stanley:
VIF Global Strategist I	$—	$(1,613)	$(1,613)	$—	$(24)	$(24)
Emerging Markets Equity I	—	(368)	(368)	—	(27)	(27)
Invesco:
High Yield I	—	(115)	(115)	—	(1)	(1)
Federated Hermes:
U.S. Gov’t Secs Fund II	—	(1)	(1)	—	(2)	(2)
Government Money Fund II	—	(7)	(7)	—	(11)	(11)
MFS:
Total Return Series	—	(1,886)	(1,886)	17	(1,451)	(1,434)
New Discovery Series	—	(34)	(34)	—	(531)	(531)
VIT Value Series	—	(1,988)	(1,988)	65	(1,989)	(1,924)
Mass Investors Growth Stock Portfolio	—	(2,068)	(2,068)	—	(482)	(482)
DWS:
Deutsche Equity 500 Index	—	(160)	(160)	—	(271)	(271)

	$—	$(8,240)	$(8,240)	$82	$(4,789)	$(4,707)

As no new units were issued in 2023 or 2022, the units issued represent transfers between subaccounts.

Note	7. Financial Highlights

A summary of unit values for variable annuity contracts and the expense rations, excluding expenses for the underlying fund, for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, follows:

	December 31				Year Ended December 31
	Units	Unit Fair Value, Lowest to Highest	Net Assets	Investment Income Ratio (a)	Expense Ratio (b)	Total Return (c)
Morgan Stanley:
VIF Global Strategist I:
2023	1,171	14.06 to 15.92	$18,091	1.77%	1.50%	12.38%
2022	2,784	12.84 to 17.37	38,894	0.00%	1.50%	(18.18)%
2021	2,808	16.11 to 17.55	47,951	5.22%	1.50%	6.75%
2020	2,810	10.89 to 16.18	44,948	1.47%	1.50%	9.26%
2019	2,915	12.70 to 14.82	42,675	1.85%	1.50%	16.02%
Emerging Markets Equity I:
2023	2,872	20.68 to 23.79	67,834	1.58%	1.50%	10.32%
2022	3,240	19.17 to 29.54	69,361	0.43%	1.50%	(26.20)%
2021	3,266	27.81 to 32.31	94,749	0.85%	1.50%	1.45%
2020	3,266	16.92 to 28.60	93,391	1.37%	1.50%	12.73%
2019	3,267	21.38 to 25.50	82,860	1.14%	1.50%	17.81%
Invesco:
High Yield I:
2023	255	14.23 to 15.54	3,956	4.19%	1.50%	9.59%
2022	370	13.51 to 15.73	5,236	4.68%	1.50%	(10.03)%
2021	371	15.13 to 15.76	5,827	5.08%	1.50%	3.85%
2020	1,349	11.20 to 15.18	20,461	5.57%	1.50%	2.79%
2019	1,648	13.07 to 14.77	24,324	6.17%	1.50%	12.93%
Federated Hermes:
U.S. Gov’t Secs Fund II:
2023	2,655	13.01 to 14.37	37,554	2.51%	1.50%	2.67%
2022	2,656	13.34 to 16.02	36,594	1.84%	1.50%	(13.86)%
2021	2,659	16.06 to 16.67	42,515	2.06%	1.50%	(3.50)%
2020	3,284	16.10 to 16.85	54,490	2.37%	1.50%	3.64%
2019	3,287	15.37 to 16.27	52,620	1.91%	1.50%	4.32%
Government Money Fund II:
2023	815	1.00 to 1.03	766	4.41%	1.50%	3.00%
2022	822	1.00 to 1.00	753	1.18%	1.50%	0.32%
2021	832	1.01 to 1.02	766	0.00%	1.50%	(1.48)%
2020	840	1.02 to 1.03	784	0.21%	1.50%	(1.29)%
2019	840	1.03 to 1.03	794	1.65%	1.50%	0.11%

Note	7. Financial Highlights (Continued)

	December 31				Year Ended December 31
	Units	Unit Fair Value Lowest to Highest	Net Assets	Investment Income Ratio (a)	Expense Ratio (b)	Total Return (c)
MFS:
VIT Value Series:
2023	11,827	42.01 to 47.66	$564,727	1.64%	1.50%	6.34%
2022	13,815	39.65 to 48.58	620,094	1.37%	1.50%	(7.30)%
2021	15,739	38.30 to 48.38	662,958	1.37%	1.50%	23.59%
2020	16,684	24.76 to 39.23	653,110	1.61%	1.50%	1.93%
2019	19,646	29.48 to 38.46	751,959	2.05%	1.50%	27.87%
Mass Investors Growth Stock:
2023	8,611	37.27 to 45.87	404,811	0.31%	1.50%	22.16%
2022	10,679	34.24 to 47.00	408,891	0.10%	1.50%	(20.45)%
2021	11,161	37.06 to 47.30	536,784	0.25%	1.50%	24.10%
2020	11,720	22.36 to 37.99	453,566	0.46%	1.50%	20.70%
2019	14,776	21.99 to 31.59	469,644	0.55%	1.50%	37.87%
New Discovery Series:
2023	6,911	44.68 to 54.42	374,321	0.00%	1.50%	12.72%
2022	6,945	44.24 to 69.04	333,704	0.00%	1.50%	(30.81)%
2021	7,476	65.19 to 77.99	518,555	0.00%	1.50%	0.29%
2020	7,943	31.45 to 69.61	548,603	0.00%	1.50%	43.71%
2019	9,328	33.16 to 47.93	445,801	0.00%	1.50%	39.59%
Total Return Series:
2023	18,703	25.89 to 29.20	546,025	2.07%	1.50%	8.82%
2022	20,589	24.84 to 30.25	552,299	1.71%	1.50%	(10.92)%
2021	22,023	26.50 to 30.11	662,958	1.82%	1.50%	12.42%
2020	22,110	18.94 to 26.73	592,057	2.30%	1.50%	8.17%
2019	24,844	20.67 to 24.78	614,111	2.40%	1.50%	18.59%
DWS:
Deutsche Equity 500 Index:
2023	2,991	34.85 to 43.72	130,435	1.39%	1.50%	24.14%
2022	3,151	32.73 to 43.94	110,694	1.23%	1.50%	(19.56)%
2021	3,422	34.01 to 43.91	149,419	1.45%	1.50%	26.49%
2020	3,444	20.55 to 34.53	118,905	1.66%	1.50%	16.33%
2019	3,478	22.43 to 29.76	103,513	1.98%	1.50%	29.23%
(a)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.